UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

June 26, 2009

Date of Report (Date of earliest event reported)

DOLLAR THRIFTY AUTOMOTIVE GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-13647	73-1356520
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

5330 East 31st Street, Tulsa, Oklahoma 74135

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (918) 660-7700

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17
CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Effective as of June 26, 2009, Dollar Thrifty Automotive Group, Inc. (the “Company”) and the requisite percentage of the lenders under the Company’s senior secured credit facility, dated as of June 15, 2007 (as amended, the “Credit Agreement”), entered into the Sixth Amendment to Credit Agreement, dated as of June 25, 2009 (the “Amendment”). The Amendment incorporates into the Credit Agreement certain restrictions agreed to by the Company pursuant to a letter agreement dated as of June 2, 2009 (the “Issuer Agreement”) between the Company and Deutsche Bank Trust Company Americas, in its capacity as issuer of letters of credit under the Credit Agreement (the “Issuer”). As required under the Issuer Agreement, the Company entered into the Amendment upon the request of the Required Lenders (as defined in the Credit Agreement).

Under the Credit Agreement, the Company may not increase the available amount of the letters of credit issued as enhancement for the Company’s Series 2005-1 asset-backed medium term notes (the “Series 2005-1 Notes”) at any time prior to the occurrence of a bankruptcy or insolvency event with respect to the monoline insurance company under the Series 2005-1 Notes if, at the time, the aggregate undrawn amount of such letters of credit and unpaid reimbursement obligations in respect thereof (the “Series 2005-1 Letter of Credit Amount”) were greater than $24,400,000 or if the requested increase would cause the Series 2005-1 Letter of Credit Amount to exceed that amount, unless the Required Lenders and the Issuer otherwise agree.

The foregoing description is qualified in its entirety by reference to the Amendment, attached hereto as Exhibit 10.223, which is incorporated herein by reference.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

Exhibit No.	Description

10.223

Sixth Amendment to Credit Agreement, dated as of June 25, 2009 and effective as of June 26, 2009, among Dollar Thrifty Automotive Group, Inc., as borrower, Deutsche Bank Trust Company Americas, as administrative agent and letter of credit issuer, and various financial institutions as are party thereto

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOLLAR THRIFTY AUTOMOTIVE GROUP, INC.
(Registrant)

June 30, 2009	By:	/s/ H. CLIFFORD BUSTER III
H. Clifford Buster III
Senior Executive Vice President, Chief

Financial Officer and Principal Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

10.223

Sixth Amendment to Credit Agreement, dated as of June 25, 2009 and effective as of June 26, 2009, among Dollar Thrifty Automotive Group, Inc., as borrower, Deutsche Bank Trust Company Americas, as administrative agent and letter of credit issuer, and various financial institutions as are party thereto

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